Item 7(c)
                                  Exhibit (23)
                       Consent of Price Waterhouse LLP




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

                       CONSENT OF PRICE WATERHOUSE LLP




     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-1006) of Denbury Resources Inc. of our report dated December 19, 1997 apprearing on page 4 of this Current Report on Form 8-K/A.



/s/  PRICE WATERHOUSE LLP

San Francisco, California
January 20, 1998


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